AGREEMENT

THIS AGREEMENT is dated as of the 6th day of February, 2008, by and among Sam Schmidt (“Lender”), Standard Management Corporation, an Indiana corporation (“SMAN”) and its wholly owned subsidiary, Standard Development, LLC, an Indiana limited liability company (“SDL”) (“Borrowers”).

R E C I T A L S

A.

Lender loaned to Borrowers various sums at various times.  Each of these loans was evidenced by a note and the notes were secured by mortgages on real estate.

B.

The following is the Note executed to evidence sums loaned by Lender to Borrowers which are the subject of this Agreement, as amended from time to time:

(1)

Promissory Note from SMAN dated March 9, 2007, in the original principal sum of $2,500,000.00 (“Note 1”), on which there remains a balance owing, as of February 13, 2007, in the sum of $2,711,232.88, with interest thereafter at the rate of $684.93 per diem; and

C.

Note 1 is secured by the following mortgages:

(1)

Mortgage dated February 20, 2004, and recorded March 2, 2007, as Instrument No. 2007003513, in the Office of the Recorder of Monroe County, Indiana (“Mortgage 1”), which encumbers the real estate described in Exhibit A attached hereto.

(2)

Mortgage dated March 9, 2007, and recorded March 14, 2007, as Instrument No. 2007004141, in the Office of the Recorder of Monroe County, Indiana (“Mortgage 2”), which encumbers the real estate described in Exhibit A attached hereto.

The real estate encumbered by Mortgage 1 and Mortgage 2 is hereinafter collectively the “Real Estate”.

(Mortgage 1 and Mortgage 2 are hereinafter collectively referred to as the “Mortgages” and the Note, Mortgages and other documents related thereto, are hereinafter sometimes referred to collectively as the “Loan Documents”.)

D.

SDL has agreed to convey to Lender, in lieu of Lender’s pursuit of formal foreclosure proceedings, and Lender, subject to satisfaction of the conditions of this Agreement, is willing to accept the conveyance of the Real Estate on the terms and conditions set forth herein.

E.

The Real Estate shall be transferred to Lender free and clear of all liens, other than the Mortgages identified herein and Permitted Exceptions attached hereto as Exhibit B.

F.

The closing of this transaction shall be subject to Lender obtaining a Phase I environmental assessment and other inspections, acceptable to Lender, on all of the Real Estate and a title insurance commitment showing there are no liens on the Real Estate other than the Mortgages and Permitted Exceptions.  The closing (“Closing”) shall occur at a time and place acceptable to Lender and Borrowers, provided the closing shall occur not later than February 13, 2008, unless extended by Lender, in its sole discretion, by written notice to Borrowers.

NOW, THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated into and made a part of this Agreement), the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, it is agreed by and among the parties hereto as follows:

1.

Conveyance to Lender of the Real Estate.

Borrowers hereby agree to convey, assign and transfer to Lender, or Lender’s designee, Indiana Performance Properties, LLC, at Closing, all of Borrowers’ right, title and interest in and to the Real Estate, free and clear of all liens, other than the Mortgages identified herein and Permitted Exceptions (hereinafter the “Transfer”).

In consideration of the Transfer of the Real Estate to Lender, Lender shall credit the sum of $775,000.00 against the amounts due and owing to Lender under the Note (the “Credit”).

2.

Value of Credits; Continued Liability.

Borrowers acknowledge that the amount of the Credit equals or exceeds the value of the Real Estate.  In the event that any creditor asserts any type of challenge or avoidance action asserting the value of the Real Estate exceeds the amount of the Credit, and it is determined the value exceeds the amount of the Credit, then the amount of the Credit may be increased, at Lender’s discretion, up to amounts which are equal to the amounts of the unsatisfied debt on the Note, as Lender shall determine.

3.

Closing Costs; Fees.

Lender shall pay all costs, including closing costs and Lender’s attorneys’ fees, incurred in connection with the transfer and real estate taxes.

4.

Representations, Warranties and Covenants of Borrowers.

a.

Borrowers represent and warrant to Lender, and its respective successors and assigns, as follows:

i.

this Agreement has been, and all other documents to be delivered by Borrowers herewith have been or will be duly authorized, executed and delivered by Borrowers;

ii.

Borrowers are not “foreign persons” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended;

iii.

To the best of Borrowers’ knowledge and belief, there are no management, service, maintenance, scavenger, labor, collective bargaining, union or other contracts relating to the ownership or maintenance of the Real Estate, oral or written, with the exception of homeowner’s association covenants, agreements and fees, which will survive the execution of this Agreement and which might be binding upon Lender;

iv.

Borrowers have received no written notice from any governmental authority that any portion of the Real Estate, or the operation thereof, currently violates any applicable laws, ordinances, codes or regulations (including, without limitation, any zoning, building, fire, health code or environmental control laws, ordinances, codes or regulations) or any other restrictions affecting the use of the Real Estate;

v.

As to the Real Estate, there are no unpaid amounts for labor or materials on such property, as to which any person has the right to file a mechanic's lien;

vi.

Borrowers specifically acknowledge that, except as specifically set forth in this Agreement or any closing document in connection herewith, Lender does not assume any liability or obligation whatsoever which presently exists, whether or not asserted, in connection with the transfer of the Real Estate, including, but not limited to, the payment of any sums owing to creditors or mechanics’ lien claimants with respect to the Real Estate, the obligation to perform under any contract, or any responsibility for the payment of the accounts payable, or any mortgages on the Real Estate;

vii.

Borrowers have received no written notice from any governmental body claiming any current violation of any Hazardous Material Law, or requiring compliance with any Hazardous Material Law, or demanding payment or contribution for environmental damage or injury to natural resources relating in any manner to the Real Estate.  (For this purpose, “Hazardous Material Law” means any state or federal statute applicable to the Real Estate relating to the installation, use, storage, release, generation, discharge, disposal, treatment, handling or transportation of Hazardous Materials, including, without limitation, the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C.  9601 et seq., as amended by the Superfunds Amendments and Reauthorization Act of 1986 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C.  1801, et seq., the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq., the Clean Air Act, 42 U.S.C. 7401 et seq., the Toxic Substances Control Act, 15 U.S.C.  2601-2629, the Safe Drinking Water Act, 42 U.S.C. 300f et seq., and all similar federal, state and local environmental statutes, ordinances and the regulations, orders, decrees now or hereafter promulgated thereunder; and “Hazardous Materials” means those substances, including, without limitation, asbestos or any substance containing more than 1.0 percent asbestos, the group of compounds polychlorinated biphenyls, flammable explosives, radioactive materials, oil, petroleum or any refined petroleum product, chemicals known to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions or related materials and any items included in the definition of hazardous or toxic waste, materials or substances (“Hazardous Materials”) (any mixture of a Hazardous Material with other materials shall be considered a Hazardous Material) in an amount actionable under any Hazardous Material Laws);

viii.

No broker’s commission, brokerage or finder’s fees are due and owing or shall be due or owing to any party acting as broker, finder or agent representing Borrowers with respect to this Agreement or the transactions pursuant hereto;

ix.

To the best of Borrowers’ knowledge and belief, there are no parties in possession of the Real Estate claiming under, by, or through Borrowers, except Borrowers, and that at the time of the transfers of the Real Estate to Lender, Borrowers will have vacated the Real Estate and possession of such property will be transferred to Lender;

x.

Borrowers own the Real Estate in fee simple; and

xi.

That the recitals set forth above adequately describe the Note and Mortgages and other matters set forth herein.

b.

The representations and warranties contained in this Agreement shall survive the transfer of the Real Estate and shall not be deemed to have been merged in the Closing Documents (as hereinafter defined).

5.

Deliveries Prior to Closing.

a.

Prior to the closing of this transaction, Borrowers shall deliver to Lender the following items:

i.

Originals, if any, or if the originals are not available, copies of all leases, relating to the rental or lease of the Real Estate to third parties;

ii.

Payment status, if any, under all such leases or mortgages, including amount due and term (weekly, monthly, etc.) of such payments, the next due date of all such payments and information relating to any delinquencies on such payments and any pending court actions on any such delinquent payments;

iii.

Estoppel letters from all tenants in possession of the Real Estate satisfactory to Lender;

b.

The documents required to be delivered to Lender pursuant to this section shall be collectively referred to herein as the “Pre-Closing Documents”.

c.

Borrowers and Lender agree that it is not the intention of the parties that this Agreement shall in any way release, bar or affect Lender’s claims against Borrowers, except as set forth herein, as well as the Agreement for Secured Party to Accept Collateral in Partial Satisfaction of Obligation and Covenant Not to Sue executed contemporaneously herewith.

6.

Deliveries at Closing.

a.

On or before the date hereof, Borrowers shall deliver to Lender the following items, prepared and provided by Lender, all in form and substance satisfactory to both Lender and Borrowers and duly executed by Borrowers:

i.

Warranty Deed (hereinafter called the “Deed”), duly executed and acknowledged by Borrowers, conveying the Real Estate to Lender (the foregoing, however, in no manner limiting the representations and warranties made by Borrowers heretofore);

ii.

Vendor’s Affidavit and/or Corporate Certification Regarding Matters Affecting Title (hereinafter the “Affidavit”), duly executed and acknowledged by Borrowers relating to the conveyance of the Real Estate;

iii.

Such other documents reasonably required by Lender in connection with the Closing.

b.

The documents required to be delivered to Lender pursuant to this section shall be collectively referred to herein as the “Closing Documents”.

7.

Expenses/No Obligations of Lender to Third Parties.

Borrowers acknowledge and agree that the consummation of the transfer, including, without limitation, the acceptance by Lender of title to the Real Estate pursuant to this Agreement, shall neither create nor be deemed or construed as an assumption by Lender of any obligations on the part of Borrowers to third parties which have claims of any kind whatsoever against Borrowers with respect to the Real Estate, or other assets, rights and claims to be assigned to Lender at the time of transfer except as otherwise specifically set forth herein or in any Closing Document in connection herewith; and that Lender does not assume or agree to discharge any liabilities pertaining to the Real Estate which arose, accrued or occurred or shall arise, accrue or occur prior to the day after the Transfer except as otherwise specifically set forth herein or in any Closing Document in connection herewith.  This Agreement is made and entered into for the sole protection and benefit of the parties hereto and no other person, persons, entity or entities shall have any right of action hereon, right to claim any right or benefit from the terms contained herein, or be deemed a third party beneficiary hereunder.

8.

Absolute Conveyance.

Borrowers acknowledge and agree that the conveyance of the Real Estate to Lender pursuant to the conveyances provided for in this Agreement will be an absolute transfer, assignment and conveyance of all of Borrowers’ right, title and interest in and to the Real Estate in fact as well as in form and was not and is not now intended as a mortgage, trust conveyance, deed of trust or security instrument of any kind; that the consideration for such conveyance is exactly as recited herein and, after such conveyance, Borrowers will have no further interest, including rights of redemption or claims, in and to the Real Estate or to the proceeds and profits which may be derived therefrom of any kind whatsoever.  Effective upon transfer, Borrowers further acknowledge and agree that in the event that Lender, its successors or assigns, commences a judicial foreclosure proceeding with respect to the Real Estate, Borrowers (i) shall not in any manner oppose Lender in said action, and (ii) shall execute any and all reasonable stipulations, agreements or consents required by Lender in connection therewith, and consistent with this Agreement, in order to facilitate the foreclosure of any junior lien or encumbrance against the Real Estate and/or interest in the Real Estate.

9.

No Merger.

The parties hereto acknowledge and agree that the interest of Lender in the Real Estate acquired pursuant to the conveyances provided for in this Agreement shall not merge with the lien of Lender in the Real Estate under the Loan Documents.  It is the express intention of each of the parties hereto (and all of the conveyances to Lender provided for in this Agreement shall so recite) that such interests and lien in the Real Estate shall not merge, but be and remain at all times separate and distinct, notwithstanding any union of said interest in Lender at any time hereafter by purchase or otherwise, and that the lien of Lender in, on and against the Real Estate created by certain of the Loan Documents shall be and remain at all times a valid, perfected and continuous lien on the Real Estate until expressly released by Lender.

10.

Entire Agreement.

This Agreement and the Agreement for Secured Party to Accept Collateral in Partial Satisfaction of Obligation and Covenant Not to Sue executed contemporaneously herewith (including all instruments executed pursuant hereto) contains the entire agreement among the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein and superseded hereby.  Borrowers and Lender acknowledge and agree that they are not relying upon any statements, representations, warranties, promises or covenants of the other party, other than such statements, representations, warranties, promises and covenants that are expressly made in this Agreement.

11.

Preservation of Rights.

Except to the extent expressly set forth herein, none of the instruments and documents, liens and security interests, evidencing and securing the Loan, shall be, or shall be deemed to be, affected, modified or impaired, nor shall the priority of any lien and/or security interest held by

Lender be changed, modified or affected, by the execution of this Agreement or the consummation of any of the transactions described or contemplated herein.

12.

Notices.

Any notice, demand, request or other communication required or permitted to be given under this Agreement shall be deemed given (a) when personally delivered to an officer of Lender or to Borrowers, as the case may be, (b) one (1) business day after deposit with Federal Express or other courier for overnight delivery, charges prepaid, or (c) after telephonic confirmation given by the party sending the notice to the party receiving notice that the notice has been transmitted by facsimile, (d) if mailed, upon the second (2nd) business day after the day on which it is deposited in United States Registered or Certified mail, postage prepaid, return receipt requested in each case addressed as follows:

a.

If intended for Borrowers:

Ronald D. Hunter
Standard Management Corporation
10689 North Pennsylvania Street
Indianapolis, Indiana  46280

with a copy to:

Robert J. Hicks
SOMMER & BARNARD, PC
One Indiana Square, Suite 3500
Indianapolis, Indiana  46204

b.

If intended for Lender:

Sam Schmidt

Henderson, Nevada  89074

with a copy to:

James E. Carlberg
BOSE MCKINNEY & EVANS LLP
2700 First Indiana Plaza
135 North Pennsylvania Street
Indianapolis, Indiana  46204

or at such other address as the party to be served notice may have furnished in writing to the party seeking or desiring to serve notice as a place for service of notice.  Notices given in any other fashion shall be deemed effective only upon receipt.

13.

Time is of Essence.

Time is of the essence of this Agreement.

14.

Governing Law.

The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Indiana applicable to contracts made to be performed in that State.

15.

Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.

Captions.

The captions in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

17.

Binding Effect.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

18.

Parties Not Partners.

Nothing contained in this Agreement or any of the documents to be executed pursuant hereto shall constitute any one or more of the parties hereto as partners with one another or agents for one another.  In no event does Lender owe Borrowers any sort of fiduciary duty or obligation nor do Borrowers owe Lender any sort of fiduciary duty or obligation.

19.

Partial Invalidity.

Each of the parties hereto intend and believe that each provision of this Agreement comports with all applicable local, state and federal laws.  However, if any provision or provisions, or any portion of any provision or provisions, of this Agreement is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative decision, or public policy, and if such court should declare such portion, provision or provisions of this Agreement to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of each of the parties hereto that any such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interests of the parties hereto under the remainder of this Agreement shall continue in full force and effect.

20.

Assignability.

Borrowers may not assign all or any part of its respective rights hereunder without the prior written consent of Lender.

21.

Exhibits.

All exhibits or schedules attached hereto are hereby made a part hereof and incorporated herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

   /s/Sam Schmidt

Sam Schmidt, Individually

Standard Management Corporation

By:      /s/Ronald D. Hunter

Ronald D. Hunter, President,

Chairman and CEO

Standard Development, LLC

By Standard Management Corporation, its Managing Member

By:      /s/Ronald D. Hunter

Ronald D. Hunter, President,

Chairman and CEO